Capstead Mortgage Corporation                                       EXHIBIT 28.1
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-June-96


Deal Reference                                                    93-2A             93-2B              93-2C
                                                             --------------    --------------    ---------------
Beginning Security Balance                                   $70,565,845.75    $83,329,596.00    $138,544,681.96
  Loans Repurchased                                                     -                 -                  -
  Scheduled Principal Distribution                                64,370.67         78,120.41         137,902.79
  Additional Principal Distribution                               15,697.52          2,266.16          35,339.78
  Liquidations Distribution                                      453,364.56      2,706,879.80         757,436.94
  Accelerated Prepayments                                               -                 -                  -
  Losses                                                                -                 -                  -
  Special Hazard Account                                                -                 -                  -
  Other Funds Collected                                                 -                 -                  -
                                                             --------------    --------------    ---------------
                                    Ending Security Balance  $70,032,413.00    $80,542,329.63    $137,614,002.45
                                                             --------------    --------------    ---------------
Interest Distribution:
Due Certificate Holders                                          442,450.38        574,271.21         849,723.45
Compensating Interest                                              1,904.31               -             1,322.18
Fees:
  Trustee Fee (Tx. Com. Bk.)                                         793.87          1,041.61           1,731.81
  Pool Insurance Premium (PMI Mtg. Ins.)                                -                 -                  -
  Pool Insurance (GE Mort. Ins.)                                  17,076.93         23,915.56                -
  Backup for Pool Insurance (Fin. Sec. Assur.)                          -                 -                  -
  Special Hazard Insurance (Commerce and Industry)                 3,351.88          2,492.96                -
  Bond Manager Fee (Capstead)                                      1,117.29               -                  -
  Excess Compensating Interest (Capstead)                               -                 -                  -
  Administrative Fee (Capstead)                                    1,911.28              0.01           5,772.76
  Administrative Fee (Other)                                            -                 -             1,731.81
  Special Hazard Insurance (Aetna Casualty)                             -                 -                  -
  Special Hazard Reserve Fund (Aetna Casualty)                          -                 -                  -
                                                             --------------    --------------    ---------------
                                                Total Fees        24,251.25         27,450.14           9,236.38
                                                             --------------    --------------    ---------------
Servicing Fee                                                     23,676.52         26,040.45          36,153.11
Interest on Accelerated Prepayments                                     -                 -                  -
                                                             --------------    --------------    ---------------
                                Total Interest Distribution  $   492,282.46    $   627,761.80    $    896,435.12
                                                             --------------    --------------    ---------------
Loan Count                                                              257               275                487
Weighted Average Pass-Through Rate                                 7.556427          7.499577           7.371302

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-June-96

Deal Reference                                                      93-2D            93-2E.A            93-2E.B
                                                              ---------------    --------------    ---------------
Beginning Security Balance                                    $105,107,040.60    $65,321,064.31    $160,133,469.90
  Loans Repurchased                                                     --                --                 --
  Scheduled Principal Distribution                                 496,310.47        297,989.49         156,228.64
  Additional Principal Distribution                                 61,246.90         30,912.83          53,192.41
  Liquidations Distribution                                        904,729.26                         1,109,913.85
  Accelerated Prepayments                                               --                --                 --
  Losses                                                                --                --                 --
  Special Hazard Account                                                --                --                 --
  Other Funds Collected                                                 --                --                 --
                                                              ---------------    --------------    ---------------
                                 Ending Security Balance      $103,644,753.97    $64,992,161.99    $158,814,135.00
                                                              ===============    ==============    ===============
Interest Distribution:
Due Certificate Holders                                            598,272.26        365,978.27         947,839.73
Compensating Interest                                                1,655.84             --              3,007.81
Fees:
  Trustee Fee (Tx. Com. Bk.)                                         1,313.84            707.64           1,734.78
  Pool Insurance Premium (PMI Mtg. Ins.)                                              14,370.63          35,229.36
  Pool Insurance (GE Mort. Ins.)                                    16,922.23             --                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)                          --                --                 --
  Special Hazard Insurance (Commerce and Industry)                      --                --                 --
  Bond Manager Fee (Capstead)                                           --                --                 --
  Excess Compensating Interest (Capstead)                               --                --                 --
  Administrative Fee (Capstead)                                      3,284.74          2,313.50           5,671.61
  Administrative Fee (Other)                                         1,532.81            816.51           2,001.67
  Special Hazard Insurance (Aetna Casualty)                             --                --                 --
  Special Hazard Reserve Fund (Aetna Casualty)                          --                --                 --
                                                              ---------------    --------------    ---------------
                                                 Total Fees         23,053.62         18,208.28          44,637.42
Servicing Fee                                                       30,064.90         18,643.64          42,968.13
Interest on Accelerated Prepayments                                     --                --                 --
                                                              ---------------    --------------    ---------------
                                 Total Interest Distribution  $    653,046.62    $   402,830.19    $  1,038,453.09
                                                              ---------------    --------------    ---------------
Loan Count                                                                388               241                528
Weighted Average Pass-Through Rate                                   6.849339          6.723312           7.125413
                                                              ===============    ==============    ===============

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-June-96

Deal Reference                                                      93-2F              93-2G            93-2H.1
                                                               --------------    ---------------    --------------
Beginning Security Balance                                     $95,397,883.00    $197,844,846.15    $41,609,020.00
  Loans Repurchased                                                       -                  -                 -
  Scheduled Principal Distribution                                  90,010.88         200,333.47         40,007.58
  Additional Principal Distribution                                  9,019.92         144,726.84         83,281.13
  Liquidations Distribution                                      2,675,222.10       1,590,078.70        475,196.00
  Accelerated Prepayments                                                 -                  -                 -
  Losses                                                                  -                  -                 -
  Special Hazard Account                                                  -                  -                 -
  Other Funds Collected                                        --------------    ---------------    --------------
                                    Ending Security Balance    $92,623,630.10    $195,909,707.14    $41,010,535.29
                                                               ==============     ==============    ==============
Interest Distribution:
Due Certificate Holders                                            704,677.75       1,183,249.73        288,928.64
Compensating Interest                                                     -             3,306.26               -
Fees:
  Trustee Fee (Tx. Com. Bk.)                                         1,192.48           2,225.75            520.06
  Pool Insurance Premium (PMI Mtg. Ins.)                            27,379.22                -                 -
  Pool Insurance (GE Mort. Ins.)                                          -                  -           11,941.80
  Backup for Pool Insurance (Fin. Sec. Assur.)                            -                  -                 -
  Special Hazard Insurance (Commerce and Industry)                        -                  -                 -
  Bond Manager Fee (Capstead)                                             -                  -                 -
  Excess Compensating Interest (Capstead)                                 -                  -                 -
  Administrative Fee (Capstead)                                      2,431.29           8,243.67            397.93
  Administrative Fee (Other)                                              -             2,473.06               -
  Special Hazard Insurance (Aetna Casualty)                          2,853.91                -            1,244.82
  Special Hazard Reserve Fund (Aetna Casualty)                            -                  -                 -
                                                                --------------    ---------------    --------------
                                                Total Fees          33,856.90          12,942.48         14,104.61
Servicing Fee                                                       32,507.77          49,935.67         13,689.87
Interest on Accelerated Prepayments                                       -                  -                 -
                                                                --------------    ---------------    --------------
                                Total Interest Distribution     $  771,042.42      $1,249,434.14     $  316,723.12
                                                                ==============     ==============    ==============
Loan Count                                                                318                691               135

Weighted Average Pass-Through Rate                                    8.03226           7.196888          7.494169

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-June-96


Deal Reference                                                93-2H.2            93-2I            93-2I.1
                                                          ---------------    ---------------    ---------------

Beginning Security Balance                                $ 83,982,005.63    $ 54,890,837.68    $ 58,515,396.37
  Loans Repurchased                                                   -                  -                  -
  Scheduled Principal Distribution                              74,206.51          50,510.21          51,903.39
  Additional Principal Distribution                            142,392.66           3,152.36           3,899.14
  Liquidations Distribution                                    634,481.32         358,010.87       1,270,811.94
  Accelerated Prepayments                                             -                  -                  -
  Losses                                                              -           157,133.02                -
  Special Hazard Account                                              -                                     -
  Other Funds Collected                                               -                  -                  -
                                                          ---------------    ---------------    ---------------
                         Ending Security Balance          $ 83,130,925.14    $ 54,322,031.22    $ 57,188,781.90

Interest Distribution:
Due Certificate Holders                                        523,199.55         341,654.12         360,679.29
Compensating Interest                                                 -                  -                  -
Fees:
  Trustee Fee (Tx. Com. Bk.)                                     1,049.78             686.11             731.44
  Pool Insurance Premium (PMI Mtg. Ins.)                              -                  -                  -
  Pool Insurance (GE Mort. Ins.)                                24,690.71          15,607.27          17,203.53
  Backup for Pool Insurance (Fin. Sec. Assur.)                        -                  -                  -
  Special Hazard Insurance (Commerce and Industry)                    -                  -                  -
  Bond Manager Fee (Capstead)                                         -                  -                  -
  Excess Compensating Interest (Capstead)                        2,357.41                -             2,512.79
  Administrative Fee (Capstead)                                  3,499.16             417.46           2,438.12
  Administrative Fee (Other)                                          -                  -                  -
  Special Hazard Insurance (Aetna Casualty)                      2,176.53           1,642.12           1,516.53
  Special Hazard Reserve Fund (Aetna Casualty)                        -                  -                  -
                                                          ---------------    ---------------    ---------------
                                        Total Fees              33,773.59          18,352.96          24,402.41
Servicing Fee                                                   26,244.38          17,153.31          18,286.20
Interest on Accelerated Prepayments                                   -                  -                  -
                                                          ---------------    ---------------    ---------------
                             Total Interest Distribution  $    583,217.52    $    377,160.39    $    403,367.90

Loan Count                                                            293                204                225

Weighted Average Pass-Through Rate                               7.475881           7.430166           7.396603

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-June-96


Deal Reference                                                    93-21.2            1995-A             1996-A
                                                              --------------    ---------------    --------------
Beginning Security Balance                                    $67,565,946.60    $140,739,254.80    $98,282,302.32
  Loans Repurchased
  Scheduled Principal Distribution                                 56,816.00         110,268.75         88,199.37
  Additional Principal Distribution                                 2,820.48          74,541.32         34,482.24
  Liquidations Distribution                                     2,775,400.86       5,393,745.85      2,149,449.41
  Accelerated Prepayments                                                -                  -                 -
  Losses                                                                 -                  -                 -
  Special Hazard Account                                                 -                  -                 -
  Other Funds Collected                                                  -                  -                 -
                                                              --------------    ---------------    --------------
                                     Ending Security Balance  $64,730,909.26    $135,160,698.88    $96,010,171.30
                                                              ==============    ===============    ==============
Interest Distribution:
Due Certificate Holders                                           417,619.35         853,386.69        595,107.01
Compensating Interest                                                    -            17,537.59          8,198.59
Fees:
  Trustee Fee (Tx. Com. Bk.)                                          844.57           1,172.83          1,228.53
  Pool Insurance Premium (PMI Mtg. Ins.)                           19,498.41                -                 -
  Pool Insurance (GE Mort. Ins.)                                                      52,777.22         28,305.30
  Backup for Pool Insurance (Fin. Sec. Assur.)                      3,092.53                -                 -
  Special Hazard Insurance (Commerce and Industry)                       -                  -                 -
  Bond Manager Fee (Capstead)                                            -                  -                 -
  Excess Compensating Interest (Capstead)                           6,692.31                               480.26
  Administrative Fee (Capstead)                                     2,815.12           3,895.10          4,095.08
  Administrative Fee (Other)                                             -                  -                 -
  Special Hazard Insurance (Aetna Casualty)                         2,021.35           3,225.27          2,252.30
  Special Hazard Reserve Fund (Aetna Casualty)                           -                  -                 -
                                                              --------------    ---------------    --------------
                                               Total Fees          34,964.29          61,070.42         36,361.47
Servicing Fee                                                      21,114.35          43,981.09         27,331.20
Interest on Accelerated Prepayments                                      -                  -                 -
                                                              --------------    ---------------    --------------
                                 Total Interest Distribution  $   473,697.99    $    975,975.79    $   666,998.27
                                                              ==============    ===============    ==============
Loan Count                                                               252                594               336

Weighted Average Pass-Through Rate                                  7.417098           7.425854          7.366196

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending:  30-June-96


Deal Reference                                         1996-B
                                                  ---------------
Beginning Security Balance                        $207,490,355.90
  Loans Repurchased                                           -
  Scheduled Principal Distribution                     178,758.20
  Additional Principal Distribution                    106,559.80
  Liquidations Distribution                          5,734,474.42
  Accelerated Prepayments                                     -
  Losses                                                      -
  Special Hazard Account                                      -
  Other Funds Collected                                       -
                                                  ---------------
                          Ending Security Balance $201,470,563.48
                                                  ===============

Interest Distribution:
Due Certificate Holders                              1,270,351.82
Compensating Interest                                   12,931.56
Fees:
  Trustee Fee (Tx. Com. Bk.)                             2,593.62
  Pool Insurance Premium (PMI Mtg. Ins.)                56,074.27
  Pool Insurance (GE Mort. Ins.)                              -
  Backup for Pool Insurance (Fin. Sec. Assur.)           4,671.63
  Special Hazard Insurance (Commerce and Industry)            -
  Bond Manager Fee (Capstead)                                 -
  Excess Compensating Interest (Capstead)                     -
  Administrative Fee (Capstead)                          8,645.39
  Administrative Fee (Other)                                  -
  Special Hazard Insurance (Aetna Casualty)              1,907.12
  Special Hazard Reserve Fund (Aetna Casualty)           4,092.81
                                                  ---------------
                                       Total Fees       77,984.84
Servicing Fee                                           60,349.24
Interest on Accelerated Prepayments                           -
                                                  ---------------

                      Total Interest Distribution   $1,421,617.46
                                                  ===============

Loan Count                                                    216

Weighted Average Pass-Through Rate                       7.421743
